                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549-1004



                                   FORM 8-K

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          July 12, 1999
                                                 -------------------------------


               FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Illinois                       0-16888                 36-3498223
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


Two North Riverside Plaza, Suite 700, Chicago, Illinois           60606-2607
--------------------------------------------------------------------------------
        (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code        (312) 207-0020
                                                   -----------------------------



--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)




                     This document consists of 101 pages.


                    The Exhibit Index is located on page 3.

ITEM 2. DISPOSITION OF ASSETS

First Capital Prentice Avenue Associates, a joint venture in which First Capital Income and Growth Fund - Series XII (the "Registrant") owns a 50% interest, sold its interest in the real property commonly known as Prentice Plaza ("the Property"), located in Englewood, Colorado to Gateway Canyon, Inc., a California Corporation (the "Purchaser").

The closing of this transaction occurred on July 12, 1999. Prentice Plaza was sold for cash to an unrelated party pursuant to arm's-length negotiations. The sale price was $22,100,000. The Registrant's share of Sale Proceeds was approximately $6,175,000, which was net of actual and estimated closing expenses and repayment of the outstanding mortgage indebtedness encumbering the Property. For the quarter ending September 30, 1999, the Registrant will record a gain for financial reporting purposes of approximately $4,600,000 from this transaction. The Partnership will distribute $6,174,000 or $6.50 per Unit on November 30, 1999 to Limited Partners of record as of July 12, 1999.

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
----------------------------------------------------
     (page 5) Pro Forma Financial Information

     Exhibits

     2.1 (page 10) Closing Statement, dated July 12, 1999, between the Registrant and Purchaser, as assignee.

     2.2 (page 18) Real Estate Sale Agreement executed in March 1999, between the Registrant and Purchaser.

     2.3 (page 82) First amendment to real estate sale agreement executed in March 1999, between Registrant and Purchaser.

     2.4 (page 84) Second amendment to real estate sale agreement executed in April 1999, between Registrant and Purchaser.

     2.5 (page 86) Third amendment to real estate sale agreement executed on May 11, 1999, between Registrant and Purchaser.

     2.6 (page 89) Fourth amendment to real estate sale agreement executed on June 14, 1999, between Registrant and Purchaser.

     2.7 (page 92) Fifth amendment to real estate sale agreement executed on June 18, 1999, between Registrant and Purchaser.

     2.8 (page 96) Sixth amendment to real estate sale agreement executed on June 18, 1999, between Registrant and Purchaser.

     2.9 (page 99) Seventh amendment to real estate sale agreement executed on July 8, 1999, between Registrant and Purchaser.







No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII

                            By: FIRST CAPITAL FINANCIAL CORPORATION
                                As General Partner

July 27, 1999               By: /s/        NORMAN M. FIELD
-------------                  --------------------------------------
   (Date)                                  NORMAN M. FIELD
                               Vice President - Finance and Treasurer

               FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of Prentice Plaza had occurred on March 31, 1999. The accompanying unaudited Pro Forma Statement of Income and Expenses for the three months ended March 31, 1999 has been presented as if the sale of Prentice Plaza had occurred on December 31, 1998. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1998 has been presented as if the sales of Prentice Plaza, 1800 Sherman (sold August 1998) and Meidinger Tower (sold April 1998) had occurred on December 31, 1997. In the opinion of the General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of Prentice Plaza, 1800 Sherman and Meidinger Tower have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of March 31, 1999 and December 31, 1998 and 1997, nor do they purport to represent the results of operations of the Registrant for future periods.

              FIRST CAPITAL INCOME AND GROWTH FUND -- SERIES XII

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)

                                           ASSETS

                                                    March 31,     Pro Forma      Pro Forma
                                                      1999       Adjustments    Balance Sheet
                                                  ------------   ------------   -------------
Investment in commercial rental properties:
    Land                                          $  9,757,200   $ (1,139,600)   $ 8,617,600
    Buildings and improvements                      33,935,000     (8,865,500)    25,069,500
                                                  ------------   ------------    -----------
                                                    43,692,200    (10,005,100)    33,687,100
    Accumulated depreciation and amortization      (11,527,200)     3,791,500     (7,735,700)
                                                  ------------   ------------    -----------
    Total investment properties, net of
      accumulated depreciation and amortization     32,165,000     (6,213,600)    25,951,400

Cash and cash equivalents                            6,326,400      5,849,800     12,176,200
Investments in debt securities                       3,684,500                     3,684,500
Due from Affiliates                                     22,300                        22,300
Escrow deposits                                        578,800                       578,800
Rents receivable                                        33,800          6,000         39,800
Other assets (including loan acquisition costs,
  net of accumulated amortization of $787,600
  and $666,100, respectively)                          115,500        (24,700)        90,800
                                                  ------------   ------------    -----------
                                                  $ 42,926,300   $   (382,500)   $42,543,800
                                                  ============   ============    ===========

                              LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
    Mortgage loans payable                        $ 21,231,900   $ (4,746,000)   $16,485,900
    Front-End Fees Loan payable to Affiliate        13,434,400                    13,434,400
    Accounts payable and accrued expenses              557,600       (265,000)       292,600
    Security deposits                                  151,700        (59,900)        91,800
    Distributions payable                                    0      6,174,000      6,174,000
    Other liabilities                                   98,100        (14,500)        83,600
                                                  ------------   ------------    -----------
                                                    35,473,700      1,088,600     36,562,300
                                                  ------------   ------------    -----------
Partners' capital:
    General Partner (deficit)                       (1,144,800)     1,144,800              0
    Limited Partners (1,000,000 Units issued
      949,843 Units outstanding)                     8,597,400     (2,615,900)     5,981,500
                                                  ------------   ------------    -----------
                                                     7,452,600     (1,471,100)     5,981,500
                                                  ------------   ------------    -----------
                                                  $ 42,926,300   $   (382,500)   $42,543,800
                                                  ============   ============    ===========

                The accompanying notes are an integral part of
                      the pro forma financial statements

              FIRST CAPITAL INCOME AND GROWTH FUND -- SERIES XII

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

                       (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                                Three Months Ended March 31, 1999
                                             ------------------------------------------------------------------
                                                                                     Pro Forma
                                             Statement of                           Statement of
                                              Income and          Pro Forma          Income and
                                               Expenses          Adjustments          Expenses
                                             ------------        -----------        ------------
Income:
  Rental                                     $  1,510,100        $  (374,600)       $  1,135,500
  Income                                          114,700                                114,700
                                             ------------        -----------        ------------
                                                1,624,800           (374,600)          1,250,200
                                             ------------        -----------        ------------

Expenses:
  Interest:
    Affiliates                                    234,700                                234,700
    Nonaffiliates                                 398,500            (83,300)            315,200
  Depreciation and amortization                   253,700            (77,700)            176,000
  Property operating:
    Affiliates                                     19,600            (10,000)              9,600
    Nonaffiliates                                 164,600            (51,000)            113,600
  Real estate taxes                               265,500            (68,200)            197,300
  Insurance -- Affiliate                           12,400             (1,600)             10,800
  Repairs and maintenance                         109,900            (43,200)             66,700
  General and administrative:
    Affiliates                                     21,300                                 21,300
    Nonaffiliates                                  20,200                                 20,200
                                             ------------        -----------        ------------
                                                1,500,400           (335,000)          1,165,400
                                             ------------        -----------        ------------
Net income                                   $    124,400        $   (39,600)       $     84,800
                                             ============        ===========        ============
Net income allocated to General Partner      $      1,200        $      (400)       $        800
                                             ============        ===========        ============
Net income allocated to Limited Partners     $    123,200        $   (39,200)       $     84,000
                                             ============        ===========        ============
Net income allocated to Limited
  Partners per Unit (949,843 Units
  outstanding)                               $       0.13        $     (0.04)       $       0.09
                                             ============        ===========        ============

The accompanying notes are an integral part of the pro forma financial statements

              FIRST CAPITAL INCOME AND GROWTH FUND -- SERIES XII

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

                       (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                                Year Ended December 31, 1998
                                             ------------------------------------------------------------------
                                                                                                        Pro Forma
                                                                   Current             Previous        Statement of
                                             Statement of         Pro Forma           Pro Forma         Income and
                                              Income and         Adjustments         Adjustments         Expenses
                                               Expenses          (Unaudited)         (Unaudited)        (Unaudited)
                                             ------------        -----------        ------------       ------------
Income:
  Rental                                     $  7,895,700        $(1,468,700)       $ (2,183,800)      $  4,243,200
  Interest                                        773,500               (200)             (5,800)           767,500
  Gain on sale of property                      8,584,500                             (8,584,500)                 0
                                             ------------        -----------        ------------       ------------
                                               17,253,700         (1,468,900)        (10,774,100)         5,010,700
                                             ------------        -----------        ------------       ------------

Expenses:
  Interest:
    Affiliates                                  1,037,700                                                 1,037,700
    Nonaffiliates                               2,092,800           (355,100)           (450,100)         1,287,600
  Depreciation and amortization                 1,196,000           (326,900)           (154,100)           715,000
  Property operating:
    Affiliates                                    260,100            (46,500)           (116,400)            97,200
    Nonaffiliates                                 892,200           (167,000)           (315,900)           409,300
  Real estate taxes                             1,213,400           (233,100)           (236,600)           743,700
  Insurance -- Affiliate                           59,100             (6,600)            (12,600)            39,900
  Repairs and maintenance                         752,600           (160,500)           (341,700)           250,400
  General and administrative:
    Affiliates                                     37,600                                                    37,600
    Nonaffiliates                                 112,800                                                   112,800
                                             ------------        -----------        ------------       ------------
                                                7,654,300         (1,295,700)         (1,627,400)         4,731,200
                                             ------------        -----------        ------------       ------------
Net income                                   $  9,599,400        $  (173,200)       $ (9,146,700)      $    279,500
                                             ============        ===========        ============       ============
Net income allocated to General Partner      $    518,600        $    (1,700)       $   (514,100)      $      2,800
                                             ============        ===========        ============       ============
Net income allocated to Limited Partners     $  9,080,800        $  (171,500)       $ (8,632,600)      $    276,700
                                             ============        ===========        ============       ============
Net income allocated to Limited
  Partners per Unit (949,843 Units
  outstanding)                               $       9.56        $     (0.18)       $      (9.09)      $       0.29
                                             ============        ===========        ============       ============

The accompanying notes are an integral part of the pro forma financial statements

              FIRST CAPITAL INCOME AND GROWTH FUND -- SERIES XII

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses

1) For the purpose of the Pro Forma Balance Sheet:

   a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, other assets, accounts payable and accrued expenses, security deposits and other liabilities have been adjusted as of March 31, 1999 to reflect the sale of the Registrant's interest in Prentice Plaza.

   b) Cash and cash equivalents have been adjusted to include the Sale Proceeds of Prentice Plaza received by the Registrant.

   c) Distributions payable have been adjusted to reflect the declaration of a special distribution of Prentice Plaza Sale Proceeds.

2) For the purpose of the Pro Forma Statement of Income and Expenses for the three months ended March 31, 1999, the adjustments to the income and expenses reflect the Registrant's interest in the operations of Prentice Plaza.

3) For the purpose of the Pro Forma Statement of Income and Expenses for the year ended December 31, 1998, the adjustments to the income and expenses reflect the Registrant's interest in the operations of Prentice Plaza, 1800 Sherman and Meidinger Tower and the gains on the sales of 1800 Sherman and Meidinger Tower.